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                             LEASE AGREEMENT


This Indenture, dated effective as of July 31, l996


       WITNESSETH: that General American Life Insurance Company, a Missouri corporation (Landlord), hereby leases unto Conning Asset Management Company, a Missouri corporation (Tenant), and Tenant accepts from Landlord, the premises being approximately 25,000 square feet of Office Area located on the third and fourth floors, outlined in red on the floor plan attached hereto as Exhibit "A" (the Premises) in the building located at 700 Market Street, St. Louis, Missouri (the Building) (said Building, together with the land on which it is located and all other improvements thereon being called the Property), for the term, the rent and subject to the conditions and covenants hereinafter provided. Provided further, Tenant shall have the option to add approximately 9,000 square feet of additional Office Area located on the third floor of the Building at a future date during the calendar year of 1997 at the rental rate of $24.00 per square foot on an annual basis, such future date to be determined by mutual agreement of Landlord and Tenant.

       The term of this lease shall commence on July 31, 1996 and shall end on July 31, 2001 unless sooner terminated by Tenant pursuant to thirty (30) days written notice or as otherwise provided herein, to be occupied and used by the Tenant for general offices and for no other purpose whatsoever.

In Consideration thereof, the parties covenant and agree as follows:

1.     RENT

       (a) Tenant shall pay to Landlord as Rent, in lawful money of the United States, at the Landlord's office at 700 Market Street, St. Louis, Missouri 63101, Attn: Real Estate Department, or as directed from time to time by Landlord's notice, the annual sum of $600,000.00 payable in equal monthly payments of $50,000.00 promptly on the first day of every calendar month of the term, except for the first month's rent which is due and payable on execution, and pro rata, in advance for any partial month, without demand, the same being hereby waived and without any set-off or deduction whatsoever. Tenant shall pay a late charge of $500.00 per each month or 1% of monthly rent when all rent payments are not made by the tenth (l0th) of the calendar month.

       (b) It is understood that the Rent may be adjusted by Landlord on an annual basis to cover Tenant's pro rata share of increases in the cost of operating the Property.


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       (c) Upon receipt of Landlord's statement, Tenant does hereby covenant and agree promptly to pay the increases in Rent pursuant to Paragraph (b) of this Section as and when the same shall become due and payable, without further demand therefor, and without any set-off or deduction whatsoever. Failure to give such statement shall not constitute a waiver by Landlord of its right to require an increase in Rent pursuant to the provisions hereof.

       (d) Within thirty (30) days after receipt of such statement, Tenant or its authorized employee shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord's office in the Building or, at Landlord's option, at such other location that Landlord may specify, for the purpose of verifying information in such statement. Unless Tenant asserts specific error(s) within thirty (30) days after delivery of such statement, the statement shall be deemed to be correct.

2.     SERVICES

       As long as Tenant is not in default under any of the covenants or provisions of this lease, Landlord shall maintain the Premises and the public and common areas of the Property, such as lobbies, stairs, atriums, landscaping, corridors and restrooms in good order and condition except for damage occasioned by the act of Tenant, its employees, agents or invitees, and Landlord shall also provide the following services during reasonable and usual business hours for the term of this lease as follows:

       (a) Electric power for lighting and operation of office machines, together with any air conditioning and heating (from whatever source), as may be required for normal purposes and comfortable occupancy of the Premises between Monday and Friday from 8:00 a.m. to 6:00 p.m., and Saturday from 8:00 a.m. to 3:00 p.m., Sundays and holidays excepted. Electric power furnished by Landlord is intended to be that consumed in normal office use for lighting, heating, ventilating, air conditioning and small office machines. Tenant agrees not to use any apparatus or device, in or upon or about the Premises which in any way may increase the amount of such services usually furnished or supplied to tenants in the Building, and Tenant further agrees not to connect any apparatus or device with the conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services, without written consent of Landlord.

       (b) Water for drinking, lavatory and toilet purposes from the regular Building supply (at the prevailing temperature) through fixtures installed by Landlord, (or by Tenant with Landlord's written consent).

       (c) Lighting replacement, public restroom supplies, window washing with reasonable frequency, and janitor service to the Premises during the times and in the manner that such janitor services are customarily furnished in general office buildings in the area.

       (d) Taxes and insurance on the Premises.

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       (e) Landlord agrees to maintain the exterior and interior of the
Building and Property to include lawn and shrub care, snow removal, maintenance of the structure, roof, mechanical and electrical equipment, architectural finish, and so on, excluding only those items specifically excepted elsewhere in the lease.

       (f) Landlord may close the building at 6:00 p.m. Monday through Friday, 4:00 p.m. on Saturday and all day Sunday and holidays, or at such other hours as Landlord may from time to time reasonably determine; after which hour admittance may be gained only under such regulations as may from time to time be prescribed by Landlord.

       (g) Passenger elevator service, if normally provided for Building, daily from 8:00 a.m. to 6:00 p.m., and Saturday from 8:00 a.m. to 3:00 p.m., Sunday and holidays excepted. Automatic elevator service shall be deemed "elevator services" within the meaning of this paragraph.

       Landlord shall make all reasonable efforts to provide the foregoing services, but if Landlord is unable to perform or Landlord is delayed in the performance of any covenant to supply any service due to any cause beyond the reasonable control of Landlord including "Acts of God", such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, shall not constitute a total or partial eviction, constructive or otherwise, nor work an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this lease.

3.     QUIET ENJOYMENT

       So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall, at all times during the term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from or through Landlord.

4.     CERTAIN RIGHTS RESERVED TO THE LANDLORD

       Landlord reserves the following rights:

       (a) To name the Building and to change the name or street address of the Building.

       (b) To install and maintain a sign or signs on the exterior or interior of the Building.

       (c) To designate, limit, restrict or prohibit all sources furnishing sign painting and lettering, ice, drinking water, towels, toilet supplies, shoe shining, vending machines, mobile vending service, catering, and like services used on the Premises or in the Building.

       (d) During the last ninety (90) days of the term, if during or prior to that time Tenant vacates the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy, without affecting Tenant's obligation to pay rental for the Premises.

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       (e) To have pass keys to the Premises at all times.

       (f) On reasonable prior notice to Tenant, to exhibit the Premises to prospective tenants during the last twelve (12) months of the term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest at any time during the term.

       (g) At any time in the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders and requirements of governmental or other authority, including but not limited to the necessary removal of vehicles from the parking lot.

       The reservation of these rights by Landlord shall not render Landlord liable for not performing any of the matters specified herein and Landlord may enter upon the Premises for the purpose of exercising any or all of the rights hereby reserved without being guilty of an eviction or disturbance of Tenant's use or possession of the Premises and without being liable in any manner to Tenant.

5.     ESTOPPEL CERTIFICATES

       The Tenant shall, within ten (l0) days after written request of Landlord, execute, acknowledge, and deliver to the Landlord or to Landlord's mortgagee, proposed mortgagee, Land Lessor or proposed purchaser of the Property or any part thereof, any estoppel certificates requested by Landlord from time to time, which estoppel certificates shall contain such information as may be reasonably requested by Landlord. If Tenant fails to execute such certificates, then Tenant hereby appoints Landlord as its attorney-in-fact, with full power and authority to execute and deliver in Tenant's name all such certificates.

6.     INDEMNIFICATION AND WAIVER OF CERTAIN CLAIMS

       (a) Tenant, to the extent permitted by law, waives all claims it may have against Landlord, and against Landlord's agents and employees for damage to person or property sustained by Tenant or by any occupant of the Premises, or by any other person, resulting from any part of the Property or any equipment or appurtenances becoming out of repair, or resulting from any accident in or about the Property or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Property or of any other person, unless such damage is a result of the negligence of Landlord, or Landlord's agents or employees, subject, however, to the provisions of paragraph (b) below. If any damage results from any act or neglect of Tenant, Landlord may, at Landlord's option, repair such damage and Tenant shall thereupon pay to Landlord the total cost of such repair. All personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Property shall be there at the risk of Tenant or of such other person only, and Landlord, its agents and employees shall not be liable for any

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damage thereto or for the theft or misappropriation thereof. Tenant agrees to hold Landlord harmless and indemnified against claims and liability for injuries to all persons and for damage to or loss of property occurring in or about the Property, due to any negligent act or failure to act by Tenant, its contractors, agents or employees, or default by Tenant under this lease.

       (b) Landlord shall not be liable for any damage or loss to fixtures, equipment, merchandise or other personal property of Tenant located anywhere in or on the leased Premises caused by theft, fire, water, explosion, sewer backup or any other hazards, regardless of the cause thereof, and Tenant does hereby expressly release Landlord of and from any and all liability for such damages or loss. Landlord shall not be liable for any damage or loss resulting from business interruption at the leased Premises and Tenant does hereby expressly release Landlord of and from any and all liability for such damages or loss. Tenant shall not be liable for any damages to the leased Premises or any part thereof caused by fire or other insurable hazards, regardless of the cause thereof, and Landlord does hereby expressly release Tenant of and from any and all liability for such damages or loss. To the extent that any of the risks or perils described in this paragraph (b) are in fact covered by insurance, each party shall cause its insurance carriers to waive all rights of subrogation against the other party.

7.     HOLDING OVER

       Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises or any part thereof after the termination of the term, Tenant shall pay Landlord Rent at double the monthly rate in effect immediately prior to the termination of the term for the time Tenant thus remains in possession and, in addition thereto, Tenant shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. The provisions of this Section do not exclude Landlord's rights of re-entry or any other right hereunder.
No such holding over shall be deemed to constitute a renewal or extension of the term hereof.

8.     ASSIGNMENT AND SUBLETTING

       Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld, (a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this lease or any interest under it; (b) allow any transfer thereof by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant.

       If the assignment, transfer, or subletting is approved and rents under the sublease are greater than the rents provided for herein, then Landlord shall have the further option either (a) to convert the sublease into a prime lease and receive all of the rents, in which case Tenant will be relieved of further liability hereunder and under the proposed sublease, or (b) to require Tenant to remain liable under this Lease, in which event Tenant shall be entitled to retain such excess rents.

       If this lease be assigned or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee,

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subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the Tenant's covenants contained in this lease or the acceptance of such assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance by tenant of covenants on the part of Tenant herein contained.

9.     CONDITION OF PREMISES

       Except as otherwise agreed to in writing, Tenant's taking possession of the Premises shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession. No promise of Landlord to alter, remodel, repair or improve the Premises or the Building and no representation respecting the condition of the Premises or the Building have been made by Landlord to Tenant, other than as may be contained herein or in a separate agreement signed by Landlord and Tenant. At the termination of this lease, Tenant shall return the Premises broom-clean and in as good condition as when Tenant took possession, ordinary wear and loss by fire or other casualty excepted, failing which Landlord may restore the Premises to such condition and Tenant shall pay the cost thereof on demand.

10.    USE OF PREMISES

       Tenant agrees to comply with the Rules and Regulations attached to this Lease as Exhibit C, and as set out below, and with such reasonable modifications thereof and additions thereto as Landlord may hereafter from time to time make for the Building. Landlord shall not be responsible for the nonobservance by any other tenant or any of said rules and regulations.

       (a) Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner or anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Property as a high quality office building, or which will impair or interfere with any of the services performed by Landlord for the Property.

       (b) Tenant shall not make any alterations, improvements or additions to the Premises including, but not limited to, wall coverings and special lighting installations, without Landlord's advance written consent in each and every instance. In the event Tenant desires to make any alterations, improvements or additions, Tenant shall first submit to Landlord Plans and Specifications therefor and obtain Landlord's written approval thereof prior to commencing any such work. All alterations, improvements or additions, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord's property and shall remain upon the Premises at the termination of this lease without compensation to

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Tenant (except only Tenant's movable office furniture, trade fixtures, office and professional equipment). Any damage caused by or resulting from the removal of Tenant's office furniture, trade fixtures, and office and professional equipment may be repaired by Landlord at Tenant's cost and expense.

       (c) Tenant hereby agrees that it shall cooperate with Landlord in the event Tenant intends to contract for any work or services to be performed at the Premises in order to avoid material jurisdictional or labor disputes with the Building employees or employees of contractors doing work or performing services by or on behalf of Landlord.

       In addition to all other liabilities for breach of any covenant of this Lease, Tenant shall pay to Landlord an amount equal to any increase in insurance premiums payable by Landlord or any other tenant in the Building, caused by such breach. If Landlord permits a use by Tenant in the Building or the Premises that would increase the insurance premiums payable by Landlord, then, Tenant shall pay to Landlord an amount equal to such increase as a condition for Landlord's approval of such use.

       Tenant shall not cause or permit any Hazardous Substances (being hazardous or toxic substances, materials, or wastes as defined or established from time to time by applicable local, state or federal ordinances, statutes or regulations) to be brought upon, or kept in or upon, or used in or about the Premises, the Building/s or the center by Tenant, it agents, employees, contractors, or invitees without first obtaining the written consent of Landlord and justifying to Landlord that such Hazardous Substances are necessary for Tenant's business.

11.    REPAIRS

       Tenant shall give to Landlord prompt written notice of any damage to, or defective condition in any part or appurtenance of the Building's plumbing, electrical, heating, air-conditioning or other systems serving, located in, or passing through the Premises. Subject to the provisions of Sections 2 and l2, Tenant shall, comply with all laws and ordinances and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the Premises or to Tenant's use thereof, except that Tenant shall not hereby be under any obligations to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, Tenant, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions, or any other property installed in the Premises by Tenant.

12.    UNTENANTABILITY

       If the Premises or the Building or any substantial part of either is damaged or destroyed by fire or other casualty, cause or condition whatsoever, such that the damage or destruction cannot be repaired within l20 days, Landlord may, by written notice to Tenant given within thirty (30)

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days after such damage, terminate this Lease as to all the Premises covered by this Lease. If the Premises are damaged or the access or use thereof is affected by the damage, otherwise said termination shall be effective thirty
(30) days after receipt of such notice by Tenant.

       Likewise, if as a result of a fire or other casualty, cause or condition whatsoever, the common areas in the Building are damaged to such an extent as to substantially interfere with Tenant's use of the Premises or if the Premises or a substantial part thereof are made untenantable, such that the damage or destruction cannot be repaired within l20 days, then Tenant may terminate this Lease by giving written notice to Landlord within thirty (30) days after such damage, said termination to be effective as of the date of such damage.

       If neither party exercises its right to terminate after such damage, or if damage shall be repairable in l20 days, Landlord shall proceed with due diligence to restore, repair and replace the leased premises and said Building to the same condition as they were in as of the commencement date of this Lease and from and after the date of such damage to date of completion of said repairs, replacements and restorations a just proportion of the rent herein reserved shall abate according to the extent the full use and enjoyment of the Premises are rendered impossible by reason of such damage. Landlord shall be under no duty to restore any alterations, improvements or additions made by Tenant. In all cases due allowance shall be given to the Landlord for any reasonable delays caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord's control.

13.    EMINENT DOMAIN

       (a) In the event that title to the whole or any part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title and the Landlord shall be entitled to receive the entire award, Tenant hereby assigning to Landlord Tenant's interest therein, if any. However, nothing herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for Tenant's moving expenses.

       (b) In the event that title to a part of the Building other than the Premises shall be so condemned or taken, Landlord may terminate this lease and the term and estate hereby granted by notifying Tenant of such termination within sixty (60) days following the date of vesting of title, and this lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this lease, and the Rent hereunder shall be apportioned as of such date.

l4.    DEFAULT AND REMEDIES

       (a) Events of Default.  The occurrence of any one or more of the
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following events shall constitute a Default and a material breach of this
Lease by Tenant:

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           (i) Failure of Tenant to pay any installment of Rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of five (5) days; or

           (ii) Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of Rent or other sum of money, and such failure shall not be cured within ten (10) days after written notice thereof has been delivered by Landlord to Tenant; or

           (iii) The filing by or against Tenant or any guarantor of Tenant's obligations hereunder of a petition in bankruptcy or for liquidation, or adjudication as a bankrupt or insolvent; or the appointment of a receiver or trustee for all or substantially all of the assets of Tenant or any such guarantor; or insolvency, the making of an assignment for the benefit of creditors, or the making of a transfer in fraud of creditors by Tenant or any such guarantor; or

           (iv) Abandonment by Tenant of any substantial portion of the Premises or cessation of use of the Premises for the purpose leased.

       (b) Remedies.  In the event of the occurrence of any Default, Landlord
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shall have the right, without further notice to or demand upon Tenant and without being liable to Tenant for any damages or to any prosecution therefor, to do any and all of the following:

           (i) Re-enter and take exclusive possession of the Premises with or without force or legal process, refuse to allow Tenant to enter the same or have possession thereof, change the locks on the doors to the Premises, take possession of any furniture or fixtures or other property in or upon the Premises (Tenant hereby waiving the benefit of all exemptions by law), sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages and payment of all sums owing under this Lease; and/or

           (ii) Relet the Premises as agent of Tenant for the balance of the term of this Lease or for a shorter or longer term and receive the rents therefor, applying them first to the payment of the expense of such reletting, and second to the payment of damages suffered to the Premises, and third to all sums due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; and/or

           (iii) Cancel and terminate the remaining term of this Lease, and re-enter and take possession of the Premises free of this Lease. Thereafter this Lease shall be null and void and the Rent in such case shall be apportioned and paid on and up to the date of such entry. Thereafter both parties shall be released and relieved from and of any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all loss and damage resulting from such breach or default; and/or

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           (iv) Treat such default as an anticipatory breach of this Lease and, as liquidated damages for such default, be entitled to the difference, if any, between the sum which, at the time of such termination for anticipatory breach represents the then present worth (computed at ten percent (10%) per year) of the excess aggregate rents and additional rents payable hereunder that would have accrued over the balance of the Lease Term (including renewals) had such term not been prematurely terminated, over the aggregate market rental value of the Premises over the term (including renewals) that the Lease would have run had it not been prematurely terminated; and/or

           (v) Recover from Tenant, Landlord's attorney's fees incurred in enforcing its rights hereunder.

       (c) All rights and remedies expressly provided in this Lease for Landlord's protection shall be cumulative as to each other and of any other rights and remedies provided hereunder or by law.

       (d) A waiver by Landlord of a breach or default by Tenant under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default or of any other or the same term or condition of this Lease, and the failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

15.    SUBORDINATION OF LEASE

       The rights of Tenant under this lease are and shall be subject and subordinate to any and all mortgages or deeds of trust now existing upon or that may be hereafter placed upon the Premises and the Property and to all advances made or to be made thereon and all renewals, modifications, consolidations, replacements or extensions thereof. This provision shall be self-operative and no further instrument of subordination shall be necessary to effectuate such subordination and the recording of any such mortgage or deed of trust shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall on request of Landlord or the holder of any such mortgage or deed of trust execute and deliver to Landlord within ten (l0) days any instrument that Landlord or such holder may reasonably request. If Tenant fails to execute any such instrument as requested, Tenant hereby appoints Landlord as its attorney-in-fact, with full power and authority to execute and deliver in Tenant's name all such instruments.

16.    COMMENCEMENT OF POSSESSION

       Landlord shall use its best efforts to tender possession of the Premises to Tenant at the commencement of the Lease Term. Landlord shall not be subject to any liability for any failure to tender possession of the Premises to Tenant, provided that such failure occurred as a consequence of any circumstance or cause beyond Landlord's reasonable control, including, but

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not limited to, any Act of God or the failure of a prior tenant to vacate all or any portion of the Premises. If, with the consent of Landlord, Tenant shall enter into occupancy of the Premises to do business therein prior to the date of commencement of the term, all provisions of this lease, including but not limited to the date for expiration of the term thereof, shall apply and the rent shall accrue and be payable at the first rate specified in Paragraph (a) of Section l from the date of occupancy. If no possession date is stated in this lease, the parties hereto agree to restate the commencement date set out herein as of the date of possession and rent will be payable from such new commencement date.

17.    NOTICES AND CONSENTS

       All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing and shall be deemed given when sent by United States Certified or Registered Mail, postage prepaid, (a) if for Tenant, addressed to Tenant at the Building, or at such other place as Tenant may from time to time designate by notice to Landlord, or (b) if for Landlord, addressed to 700 Market Street, St. Louis, Missouri 63101, Attn: Real Estate Department or at such other place as Landlord may from time to time designate by notice to Tenant. All consents and approvals provided for herein must be in writing to be valid.
If the term Tenant as used in this lease refers to more than one person, any notice, consent, approval, request, bill, demand or statement, given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant.

       Except as specifically provided in this lease, Tenant hereby expressly waives the service of intention to terminate this lease or to re-enter the Premises and waives the service of any demand for payment of Rent or for possession and waives the service of any other notice or demand prescribed by any statue or other law.

18.    NO ESTATE IN LAND

       This contract and lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; and Tenant has only a usufruct which is not subject to levy and sale.

19.    INVALIDITY OF PARTICULAR PROVISIONS

       If any clause or provision of this lease is or becomes illegal, invalid, or unenforceable, the intention of the parties hereto is that the remaining parts of this lease shall not be affected thereby.

20.    MISCELLANEOUS TAXES

       Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises.

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21.    SUBSTITUTE PREMISES

       If the Premises contain an area of 2,000 square feet or less, Landlord shall have the right at any time during the term hereof, upon giving Tenant not less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the Premises and remove and place Tenant in such space with Landlord to pay all reasonable costs and expenses incurred as a result of such removal of Tenant. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) day period, Landlord shall have the right to cancel and terminate this lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the Premises as though Landlord and Tenant had entered into an express written amendment of this lease with respect thereto.

22.    BROKERAGE

       Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Section shall survive the termination of this lease.

23.    SPECIAL STIPULATIONS

       (a) No receipt of money by Landlord from Tenant after the termination of this lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the term of this lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

       (b) No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

       (c) The term "Landlord" as used in this lease, so far as covenants or agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of Landlord's interest in this lease at the time in question, and in the event of any transfer or transfers of such interest Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or agreements on the part of Landlord contained in this lease thereafter to be performed.

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
       (d) It is understood that Landlord may occupy portions of the Building in the conduct of Landlord's business. In such event, all references herein to other tenants of the Building shall be deemed to include Landlord as an occupant.

       (e) The term "City" as used in this lease shall be understood to mean the City and/or County in which the Property is located.

       (f) All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

       (g) This lease shall not be recorded by either party without the consent of the other.

       (h) Neither party has made any representations or promises, except as contained herein, or in some further writing signed by the party making such representation or promise.

       (i) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors, and assigns.

       (j) If because of any act or omission of Tenant, its employees, agents, contractors, or subcontractors, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord, or against all or any portion of the Premises, or the Building of which the Premises are a part, Tenant shall, as its own cost and expense, cause the same to be discharged of record, within thirty (30) days after the filing thereof, and Tenant shall indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorney's fees resulting therefrom.

       (k) It is understood and agreed that this lease shall not be binding until and unless all parties have signed it.

24.    ATTORNEY'S FEES

       If either party named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to its reasonable attorneys' fees to be paid by the non-prevailing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. If any action shall be brought by Landlord to recover any rental under this Lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this Lease, or for the recovery of possession of the premises, Landlord shall be entitled to recover from Tenant, as a part of Landlord's costs, a reasonable attorney fee, the amount of which shall be fixed by the court and shall be made a part of any judgment in favor of the Landlord.

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25.    CONSTRUCTION OF LEASE

       The language in all parts of this Lease shall in all cases be construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. Headings in this Lease are for convenience only and are not to be construed as a part of this Lease or in any way defining, limiting or amplifying the provisions hereof. Time is of the essence of this Lease and of every term, covenant and condition hereof. The words "Landlord" and "Tenant," as used herein, shall include the plural as well as the singular. The neuter gender includes the masculine and feminine. In the event there is more than one tenant, the obligations to be performed shall be joint and several.

26.    ENTIRE AGREEMENT

       This Lease, together with any attached exhibits and any written addenda contains the entire agreement between the parties.

27.    INTERPRETATION AND ENFORCEMENT

       This Lease shall be interpreted, governed and enforced in all respects under the laws of the State of Missouri.

IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                       GENERAL AMERICAN LIFE INSURANCE COMPANY
                       ---------------------------------------
                       Landlord


                       By:  /s/ Matthew P. McCauley
                           -----------------------------------
                           Vice President


                       CONNING ASSET MANAGEMENT COMPANY
                       ---------------------------------------
                       Tenant


                       By:  /s/ Michael D. McLellan
                           -----------------------------------


                       By:  /s/ Fred M. Schpero
                           -----------------------------------


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